UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K

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                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of report (Date of earliest event reported): November 11, 2004

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                           Q Comm International, Inc.
             (Exact name of registrant as specified in its charter)

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                                      Utah
                 (State or other jurisdiction of incorporation)


               001-31718                               87-0674277
        (Commission File Number)           (IRS Employer Identification No.)


       510 East Technology Avenue,
                Building C
                Orem, Utah                                84097
  (Address of principal executive offices)              (Zip Code)

                                 (801) 226-4222
              (Registrant's telephone number, including area code)

                                 Not Applicable
          (Former name or former address, if changed since last report)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))



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Item 5.02(b). Departure of Directors or Principal Officers

     Effective November 11, 2004, Paul Hickey resigned from his position as a member of the Board of Directors of the Company.

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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: November 16, 2004                        Q Comm International, Inc.

                                                /s/ Michael K. Openshaw
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                                                Michael K. Openshaw
                                                Chief Financial Officer

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